                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report  (Date of earliest event reported):  September 21, 2000
                                                        ------------------



                       Sunburst Hospitality Corporation
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-11915              52-1985619
        --------                        -------              ----------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)       Identification No.)



                 10770 Columbia Pike, Silver Spring, MD  20901
                 ---------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


      Registrant's telephone number, including area code:  (310) 592-3895
                                                           --------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         Following the press release dated September 20, 2000 (Exhibit 99.1 to 8-K filed by Sunburst Hospitality Corporation on September 25, 2000), Sunburst Hospitality Corporation, its directors, and certain past and present officers, have been named, as of September 27, 2000, as defendants in five lawsuits filed in Delaware Chancery Court. The named plaintiffs in these suits are: Robert Frost; Audrey Goldberg; Jerry Krim; J. B. McBride; and Filippo Teresi.

         All lawsuits seek to have the named plaintiff designated as the representative of a class of similarly situated stockholders of Sunburst Hospitality Corporation. All lawsuits allege, among other things, that the Recapitalization Agreement merger consideration of $7.375 a share is unfairly low, and that the individual defendants have breached their fiduciary duty to the stockholders by approving the transaction.

         The defendants deny the allegations in the lawsuits, and intend to vigorously defend themselves.


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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SUNBURST HOSPITALITY CORPORATION


                              By:   /s/
                                    -------------------------------------



Dated:  September 28, 2000